Eaton Vance Florida Plus Municipals Fund (the "Fund")

Supplement to Prospectus dated December 1, 2007

At a special meeting held on October 31, 2008, shareholders of the Fund approved the merger of the Fund into Eaton Vance National Municipals Fund (the "Reorganization"). As of the close of business on November 3, 2008, no shares of the Fund will be available for purchase or exchange by new investors. The Reorganization is expected to occur on or about November 21, 2008.

October 31, 2008	TFC2/1PS2